CURRENT INCOME SHARES, INC.

83352-98
DIRECTORS
Willard H. Altman*         Clark R. Gates
Morris A. Densmore*        Michael L. Noel*
Robert M. Whitler*
*Serve as members of the Audit Committee

OFFICERS
Morris A. Densmore         Chairman
Clark R. Gates             President
Jack Montgomery            Vice President and
                           Portfolio Manager
Richard H. Earnest         Vice President
Kevin A. Rogers            Vice President
Paul Mastin                Treasurer
Jonathan A. Wright         Secretary

AUDITORS
Deloitte & Touche LLP
50 Fremont St.
San Francisco, CA 94105

CUSTODIAN
Union Bank of California
475 Sansome St. (15th Floor)
San Francisco, CA 94111

TRANSFER & DIVIDEND
REINVESTMENT PLAN AGENT
Harris Trust Company of California
311 West Monroe St. (11th Floor)
Chicago, IL 60606
(800) 554-3406

COMPANY MAILING ADDRESS
Current Income Shares, Inc.
445 South Figueroa St., (Suite 306)
Los Angeles, California 90071

COMPANY TELEPHONE
(888) 465-2825

NYSE SYMBOL
"CUR"



83352-98


                                                                ANNUAL REPORT
                                                            DECEMBER 31, 1998














                                                          Investment Advisor:
                                            HighMark Capital Management, Inc.
                                                              475 Sansome St.
                                                                 Suite 1400
                                                    San Francisco, CA 94111
                                                   (www.highmarkcapmgmt.com)

CURRENT INCOME SHARES, INC.

HIGHMARK CAPITAL MANAGEMENT, INC.

January 29, 1999

Dear Shareholders:

     We are pleased to report your company's financial results for the year ended December 31, 1998. During the year, we paid total dividends of $0.83 per share, consisting of quarterly dividends per share of 20 cents (1Q), 20 cents
(2Q), 21 cents (3Q) and 22 cents (4Q), respectively. The net asset value per share at December 31, 1998 was $13.48, up from $13.40 at December 31, 1997. Including dividends, the total return for Current Income Shares based on net asset value was 6.98% for the year. The total return based on market value was 8.05%.

     During 1998, interest rates continued to fall, which affected Current Income Shares' dividend and total return. For example, the 1998 dividend of $0.83 was slightly less than 1997's dividend of $0.85. As bonds with higher yields in the portfolio matured, they were replaced with lower-yielding bonds, reflecting the lower interest rate environment. On the plus side, the total return, which includes capital appreciation of the portfolio's bonds, generally benefited from declining interest rates.

     In general, yields on longer-maturing bonds did not fall as much as yields on shorter bonds. The benchmark 30-year bond yield fell from 5.92% on December 31, 1997 to 5.09% on December 31, 1998, a drop of 83 basis points (a basis point equals 0.01%). The ten-year Treasury note fell from 5.74% to 4.65%, a 109 basis point drop, while the five-year note fell from 5.71% to 4.54%, a 117 basis point decline. Meanwhile, the Federal Reserve Board cut the federal funds rate, the amount charged to member banks for overnight loans, from 5.50% to 4.75%.

     The Federal Reserve, which lowered rates three times between September 29th and November 17th, acted to stave off a U.S. economic recession that appeared likely after Russia devalued its currency in August. The global economy appeared to be slowing, as economic problems in Asia continued to mount. The absence of inflation, and the concern about deflation, exerted downward pressure on interest rates. During that period, investors around the world became concerned about credit risk, and a flight to quality ensued, boosting Treasury securities and deflating corporate bonds. That was a difficult period for Current Income Shares, which is primarily a corporate bond portfolio.

     As investors sought high quality, yields on the 30-year Treasury bond fell to 4.7%, while the yield spread between corporate bonds and Treasury securities grew to their widest level in years. Triple B-rated bonds, the lowest investment grade, widened from about 100 basis points over comparably maturing Treasury bonds to about 200 basis points. Since yield and bond price move inversely, a wider spread means a lower bond price. As one might expect, spreads on higher-quality corporate bonds did not widen as much.

     The portfolio's duration (a measure of sensitivity to interest rates) rose from about 5.5 years on December 31, 1997 to 6.1 years at December 31, 1998. Typically, a longer duration would be beneficial in a year of falling interest rates. However, the benefit of lower interest rates was offset by the volatility in the corporate bond market.

     Our outlook is for the U.S. economy to grow at about a 2% rate in 1999, down from an average of nearly 4% in the past several years. Although the U.S. consumer continues to spend, the manufacturing sector is still losing jobs as exports to formerly robust economies throughout the world slow down. However, because we're not forecasting a recession in the U.S., we will continue to focus on quality corporate bonds, taking advantage of their unusually high yields in relation to government bonds.

     On the following pages, you will find the complete portfolio of investments held by Current Income Shares on December 31, 1998, together with the financial statements for the year.

     Thank you for investing in Current Income Shares, Inc.

Sincerely,

/s/Signature Omitted




Clark R. Gates
President


                         CURRENT INCOME SHARES, INC. --
                         YEAR 2000 DISCLOSURE STATEMENT
     This is a disclosure document within the meaning of the Information and Readiness Disclosure Act of 1998. Current Income Shares, Inc. depends on the smooth functioning of computer systems in almost every aspect of its business. Like other investment companies, businesses and individuals around the world, Current Income Shares could be adversely affected if the computer systems used by its service providers do not properly process dates on and after January 1, 2000 and distinguish between the year 2000 and the year 1900.

     Current Income Shares has made inquiry of its service providers to determine whether they expect to have their computer systems adjusted for the year 2000 transition, and is reviewing the year 2000 status of each critical service provider in an attempt to ensure that there will be no material adverse consequences to Current Income Shares. Never- theless, Current Income Shares and its shareholders may experience losses as a result of year 2000 computer difficulties experienced by issuers of portfolio securities or custodians, banks, broker-dealers or others with which Current Income Shares does business.

     With regards to the portfolio securities held in Current Income Shares, HighMark Capital Management, Inc., advisor to Current Income Shares, will be reviewing selected publicly available sources for Y2K-readiness information published by the issuers of assets which are held in material amounts in the Fund. Such Y2K disclosure information will be one of many factors considered by HighMark Capital Management in making investment decisions on behalf of the Fund.

     See the Union Bank of California, N.A. Y2K Readiness Disclosure, which gives updated information about the Y2K readiness program in which the Advisor participates, available on the bank's Web site: www.uboc.com/year2000.

                           CURRENT INCOME SHARES, INC.
         STATEMENT OF ASSETS AND LIABILITIES         STATEMENT OF OPERATIONS

DECEMBER 31, 1998
--------------------------------------------------------------------------------
ASSETS
   Investments in securities at
     market value:
     Bonds (Cost $45,571,888)         $48,733,867
   Interest receivable and other
     assets                               853,519
                                      -----------
     Total Assets                      49,587,386
                                      -----------

LIABILITIES
   Accrued expenses                        79,271
                                      -----------
NET ASSETS                            $49,508,115
                                      ===========

   Net assets are represented by:
     Capital stock, $1 par, 25,000,000
      shares authorized 3,673,334
      shares issued and outstanding   $ 3,673,334
     Paid-in capital in excess of par
      value                            42,977,827
     Accumulated net realized losses     (305,649)
     Unrealized appreciation on
      investments                       3,161,979
     Undistributed net investment
      income                                  624
                                      -----------
NET ASSETS                            $49,508,115
                                      ===========


NET ASSET VALUE PER SHARE
   ($49,508,115 / 3,673,334 shares
     of common stock outstanding)          $13.48
                                           ======

FOR THE YEAR ENDED DECEMBER 31, 1998

NVESTMENT INCOME
  Interest                            $ 3,502,172
                                      -----------
   Total Investment Income.                          $ 3,502,172

EXPENSES
  Investment management
   and advisory fees                      248,056
  Custodian fees                            6,268
  Transfer agent fees                      56,637
  Directors' fees
   and shareholder expenses                30,121
  Printing                                 39,531
  Legal and auditing fees                  41,774
  Listing fees-- NYSE                       5,015
  Taxes                                     8,963
  Other expenses                           15,707
                                      -----------
   Total Expenses                                        452,072
                                                      ----------
     Net Investment
      Income                                          $3,050,100
                                                      ----------

REALIZED AND
  UNREALIZED GAINS AND LOSSES
  ON INVESTMENTS IN SECURITIES
  Realized gain from
    securities transactions:
     Proceeds from sales            $19,388,730
     Cost of securities
      sold                         (19,176,073)
                                    ----------
        Net realized gain on
         investments sold                                212,657
  Unrealized appreciation
   of investments:
     Beginning of period             3,094,381
     End of period                   3,161,979
                                    ----------
      Net unrealized
        appreciation during
        the period                                       67,598
                                                     ----------
      Net realized and
        unrealized gain on
        investments                                  $  280,255
                                                     ----------
   Net increase in net assets
     resulting from operations                       $3,330,355
                                                     ----------


 The accompanying notes are an integral part of these financial statements.

   CURRENT INCOME SHARES, INC.
   STATEMENT OF CHANGES IN NET ASSETS


                        FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------------------------------

                                                                               1998            1997
                                                                            ----------     -------------
FROM INVESTMENT ACTIVITIES
   Net investment income                                                    $ 3,050,100     $ 3,119,049
   Net realized gain (loss) on investments sold                                 212,657        (269,024)
   Net unrealized appreciation of investments
      during the period                                                          67,598       1,556,326
                                                                            -----------     -----------
   Net increase in net assets resulting from operations                       3,330,355       4,406,351
   Dividends to shareholders from net investment income                      (3,048,868)     (3,122,336)
                                                                            -----------     -----------
      Increase in net assets                                                    281,487       1,284,015
NET ASSETS
   Beginning of year                                                         49,226,628      47,942,613
                                                                            -----------     -----------
   End of year [including under/(over)distributed net investment
      income of $624 and ($608) respectively]                               $49,508,115     $49,226,628
                                                                            ===========     ===========


  The accompanying notes are an integral part of these financial statements.

CURRENT INCOME SHARES, INC.
PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 1998

                                                             Standard & Poor's    Principal      Market
                          Security                                Rating           Amount         Value
---------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- (4.01% OF NET ASSETS)
   U.S. Treasury Bond 6.375%, 08/15/27                             AAA           $1,140,000    $1,307,546
   U.S. Treasury Note 6.625%, 05/15/07                             AAA            6,000,000       676,026
---------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS (COST $1,790,973)                                               1,983,572
---------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS -- (94.17%)
---------------------------------------------------------------------------------------------------------------------------
Asset Backed (1.03% of Net Assets)
   Chase Manhattan  6.610%, 09/15/02                               AAA              505,062       511,284
---------------------------------------------------------------------------------------------------------------------------
TOTAL ASSET BACKED (COST $504,981)                                                                511,284
---------------------------------------------------------------------------------------------------------------------------
Auto rent & lease (2.05% of Net Assets)
   Hertz Corp. 7.000%, 01/15/28                                    BBB+           1,000,000     1,015,000
---------------------------------------------------------------------------------------------------------------------------
TOTAL AUTO RENT & LEASE (COST $999,954)                                                         1,015,000
---------------------------------------------------------------------------------------------------------------------------
BANKS (10.66% OF NET ASSETS)
   Bankers Trust 7.250%, 01/15/03                                  BBB+           1,500,000     1,558,125
   Fleet Financial 7.125%, 04/15/06                                A-             1,500,000     1,618,125
   Golden State Escrow 7.000%, 08/01/03                            BB+            1,000,000       998,750
   Wells Fargo Capital 7.960%, 12/15/26                            A-             1,000,000     1,103,750
---------------------------------------------------------------------------------------------------------------------------
TOTAL BANKS (COST $5,059,059)                                                                   5,278,750
---------------------------------------------------------------------------------------------------------------------------
ELECTRICAL UTILITIES (9.80% OF NET ASSETS)
   Chugach Electric 9.140%, 03/15/22                               A              1,000,000     1,158,750
   Houston Industries 9.375%, 06/01/01                             BBB+           2,000,000     2,152,500
   UtiliCorp United 8.450%, 11/15/99                               BBB            1,500,000     1,537,500
---------------------------------------------------------------------------------------------------------------------------
TOTAL ELECTRICAL UTILITIES (COST $4,597,390)                                                    4,848,750
---------------------------------------------------------------------------------------------------------------------------
ENERGY (7.70% OF NET ASSETS)
   Union Oil of California 9.125%, 02/15/06                        BBB+           2,000,000     2,295,000
   Union Pacific 7.000%, 10/15/06                                  BBB            1,500,000     1,518,750
---------------------------------------------------------------------------------------------------------------------------
TOTAL ENERGY (COST $3,622,484)                                                                  3,813,750
---------------------------------------------------------------------------------------------------------------------------
GAS (11.70% OF NET ASSETS)
   Coastal Corp. 9.625%, 05/15/12                                  BBB-           2,000,000     2,640,000
   KN Energy 7.250%, 03/01/28                                      BBB-           1,000,000       993,750
   Panhandle Eastern 7.875%, 08/15/04                              A              1,000,000     1,117,500
   Phillips Pete 7.125%, 03/15/28                                  A-             1,000,000     1,041,250
---------------------------------------------------------------------------------------------------------------------------
TOTAL GAS (COST $5,061,508)                                                                     5,792,500
---------------------------------------------------------------------------------------------------------------------------
MANUFACTURING (8.28% OF NET ASSETS)
   Lockheed Martin 7.700%, 06/15/08                                BBB+           1,500,000     1,689,375
   Owens-Illinois 8.100%, 05/15/07                                 BB+            1,250,000     1,339,062
   Westvaco 10.125%, 06/01/19                                      A              1,000,000     1,068,750
---------------------------------------------------------------------------------------------------------------------------
TOTAL MANUFACTURING (COST $3,805,783)                                                           4,097,187
---------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
   OBLIGATIONS (9.29% of Net Assets)
   GNMA Pool# 439463 8.000%, 12/15/26                              AAA            4,426,487     4,598,013
---------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
    OBLIGATIONS (Cost $4,510,764)                                                               4,598,013
---------------------------------------------------------------------------------------------------------------------------


   The accompanying notes are an integral part of these financial statements.

   CURRENT INCOME SHARES, INC.
   PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

DECEMBER 31, 1998


                                                             Standard & Poor's    Principal      Market
                          Security                                Rating           Amount         Value
---------------------------------------------------------------------------------------------------------------------------
PUBLISHING & PRINT (2.18% OF NET ASSETS)
   News America Holdings 7.750%, 02/01/24                          BBB-          $1,000,000   $ 1,081,250
---------------------------------------------------------------------------------------------------------------------------
TOTAL PUBLISHING & PRINT (COST $1,038,384)                                                      1,081,250
---------------------------------------------------------------------------------------------------------------------------
RETAIL (5.34% OF NET ASSETS)
   Safeway Corporation 7.450%, 09/15/27                            BBB            1,000,000     1,071,250
   Staples 7.125%, 08/15/07                                        BBB-           1,500,000     1,573,125
---------------------------------------------------------------------------------------------------------------------------
TOTAL PUBLISHING & PRINT (COST $2,513,150)                                                      2,644,375
---------------------------------------------------------------------------------------------------------------------------
SECURITIES BROKER/DEALER (2.15% OF NET ASSETS)
   Lehman Brothers  8.750%, 05/15/02                               A              1,000,000     1,066,250
---------------------------------------------------------------------------------------------------------------------------
TOTAL SECURITIES BROKER/DEALER (COST $1,051,501)                                                1,066,250
---------------------------------------------------------------------------------------------------------------------------
SERVICE (2.54% OF NET ASSETS)
   Loewen Group 8.250%, 04/15/03                                   BB             1,500,000     1,256,250
---------------------------------------------------------------------------------------------------------------------------
TOTAL SERVICE (COST $1,498,662)                                                                 1,256,250
---------------------------------------------------------------------------------------------------------------------------
SOVEREIGN & SUPRANATIONAL (5.64% OF NET ASSETS)
   Province of Nova Scotia 8.750%, 04/01/22                        A-             1,100,000     1,419,000
   Province of Saskatchewan 9.375%, 12/15/20                       A              1,000,000     1,371,250
---------------------------------------------------------------------------------------------------------------------------
TOTAL SOVEREIGN & SUPRANATIONAL (COST $2,184,103)                                               2,790,250
---------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS (6.47% OF NET ASSETS)
   TCI Communications 7.125%, 02/15/28                             BBB-             900,000       976,500
   WorldCom 9.375%, 01/15/04                                       BBB+             522,000       540,923
   WorldCom 7.750%, 04/01/07                                       BBB+           1,500,000     1,685,625
---------------------------------------------------------------------------------------------------------------------------
Total Telecommunications (Cost $3,132,783)                                                      3,203,048
---------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION (9.34% OF NET ASSETS)
   AMR Corporation 10.000%, 04/15/21                               BBB-           1,500,000     1,912,500
   General Motors 8.950%, 07/02/09                                 A              1,500,000     1,621,515
   Norfolk Southern 7.050%, 05/01/37                               BBB+           1,000,000     1,088,750
---------------------------------------------------------------------------------------------------------------------------
TOTAL TRANSPORTATION (COST $4,069,536)                                                          4,622,765
---------------------------------------------------------------------------------------------------------------------------
CASH EQUIVALENT -- (0.26% of Net Assets)
---------------------------------------------------------------------------------------------------------------------------
   Federated Prime Money Market 5.091%                             NR               130,873       130,873
---------------------------------------------------------------------------------------------------------------------------
Total CASH EQUIVALENT
  (Cost $130,873)                                                                                 130,873
---------------------------------------------------------------------------------------------------------------------------
         TOTAL INVESTMENTS (98.44% OF NET ASSETS)
            (Cost $45,571,888)                                                                 48,733,867
---------------------------------------------------------------------------------------------------------------------------
         OTHER ASSETS AND LIABILITIES, NET
            (1.56% of Net Assets)                                                                 774,248
         NET ASSETS (100.0% of Net Assets)                                                    $49,508,115
============================================================================================================================



  The accompanying notes are an integral part of these financial statements.

   CURRENT INCOME SHARES, INC.
   NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1998
--------------------------------------------------------------------------------
1. Significant Accounting Policies

   Current Income Shares, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Company was incorporated on November 15, 1972, and commenced operations on March 27, 1973. The primary investment objective of the Company is to seek a high level of current income for its shareholders consistent with investment in a diversified portfolio in which marketable debt securities considered by management to be of high quality will predominate. To a lesser extent the Company may also invest in other debt securities and in certain equities.

   The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

   (a) Security valuation -- Portfolio securities listed or traded on a national securities exchange are valued at the last reported sales price; securities traded in the over-the-counter market and listed securities for which no sales were reported on that date are valued at the most recent bid price.

   (b) Federal income taxes -- It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net capital gains to its shareholders. Accordingly, no Federal income tax provision is required.

   (c) Estimates --The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of income and expenses during the reporting period. Actual results could differ from those estimates.

   (d) Other -- Security transactions are accounted for on the trade date the securities are purchased or sold. Purchased discounts and premiums on securities held are accreted or amortized to interest income over the life of each security using a method which approximates the effective interest method. Interest income is recognized on the accrual basis of accounting. Realized gains and losses are computed using the specific cost of the securities sold.

2. Purchases and Sales of Securities

   Purchases and sales of investment securities other than short-term securities and U.S. Government obligations aggregated $8,113,257 and $979,380, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $5,216,369, respectively.

   As of December 31, 1998, unrealized appreciation for Federal income tax purposes aggregated $3,161,979 of which $3,455,783 related to appreciated securities and $293,804 related to depreciated securities. The aggregate cost for Federal income tax purposes was not materially different from amounts reported for financial reporting purposes.

   The Company had capital loss carryforwards at December 31, 1998, that can be used to offset future capital gains.

                                   Capital Loss             Capital Loss
                                    Carryovers               Carryovers
                                   Expiring 2004            Expiring 2005
                                  --------------           --------------
                                     $208,907                  $96,836

   CURRENT INCOME SHARES, INC.
   NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 1998


3. Transactions with Affiliates
   Until September 1, 1998, Pacific Alliance Capital Management, the investment management division of Union Bank of California, N.A., provided investment management and advisory services to the Company. As of September 1, 1998, this function was taken over by HighMark Capital Management, Inc., a subsidiary of UnionBanCal, of which Union Bank of California, N.A. is a subsidiary. For the period ending December 31, 1998, investment management/advisory fees totaling $248,056 were paid to Pacific Alliance and HighMark Capital Management, Inc. (together the "Advisor"). The fee is based on an annual rate of 0.5% of the Company's average net assets.
   The Advisory Agreement requires that the Advisor reimburse the Company for expenses (excluding interest, taxes, and the expenses of any offering of the Company's securities and brokers commissions) incurred by the Company in excess of one and one-half percent (1 1/2%) per year of the first $30 million of average net assets of the Company and one percent (1%) of average net assets in excess of $30 million. The expenses incurred by the Company for the twelve months ended December 31, 1998 did not exceed the limitation established by the Advisory Agreement.
   Union Bank of California, N.A. acts as custodian ("the Custodian") for the Company. Fees of the Custodian are being paid on the basis of net assets of the Company.

4. Agreements with Service Providers
   Harris Trust Company of California provides Transfer Agent and Dividend Reinvestment Plan services.

5. Financial Highlights
   Selected data for each share of capital stock outstanding throughout each period follows:



                                                    01/01/98 to 01/01/97 to 01/01/96 to 01/01/95 to 01/01/94 to
                                                    12/31/98    12/31/97    12/31/96    12/31/95    12/31/94
                                                    ----------- ----------- ----------- ----------- ----------
PER SHARE OPERATING PERFORMANCE
Investment Income                                   $     0.95 $    (0.97   $    0.95   $   1.00    $  1.06
Expenses                                                 (0.12)     (0.12)      (0.12)     (0.12)     (0.12)
                                                    ----------- ----------- ----------- ----------- ----------
Net Investment Income                                     0.83       0.85        0.83       0.88       0.94
Dividends distributed from net
  Investment Income                                      (0.83)     (0.85)      (0.88)     (1.48)     (0.94)
Net realized and unrealized gain
  (loss) on investments                                   0.08       0.35       (0.54)      1.79      (1.74)
                                                    ----------- ----------- ----------- ----------- ----------
Net increase (decrease) in
  net asset value                                         0.08       0.35       (0.59)      1.19      (1.74)
Net asset value:
  Beginning of period                                    13.40      13.05       13.64      12.45      14.19
                                                    ----------- ----------- ----------- ----------- ----------
  End of period                                     $    13.48  $   13.40    $  13.05   $  13.64    $ 12.45
                                                    =========== =========== =========== =========== ==========

Per share market value:
  End of period                                     $    12.313  $ 12.188    $ 11.375   $ 11.875    $11.000
Total investment return*+                                  8.05%    15.33%        3.54%     22.25%    (8.33)%
RATIOS AND SUPPLEMENTAL DATA
Ratio of expenses to average
  net assets                                               0.91%      0.95%       1.00%      0.90%     0.90%
Ratio of net investment income to
  average net assets                                       6.2%        6.5%        6.3%       6.6%      7.2%
Portfolio turnover rate                                   13.23%      52.10%     62.86%    118.52%    42.21%
Net assets, end of period (000)                     $    49,508  $  49,227    $  47,943 $  50,120   $ 45,739
*Does not reflect the brokerage commission.
+Total return based on market value.

   CURRENT INCOME SHARES, INC.
   NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 1998




6. Unaudited Quarterly Results of Operations

   The following is a summary of unaudited quarterly results of operations:


                                                                                        Net Realized and
                                                                   Distributed Net      Unrealized Gain (Loss)
                                                 Investment       Investment Income      on Investments
                                                -----------   ------------------------ --------------------
                                                   Income      Amount       Per Share   Amount    Per Share
                                                -----------   ---------     --------   ---------  ---------
Three months ended:

   March 31, 1998                                 $862,370   $734,667         $0.20  $   (50,337)   $(0.01)
   June 30, 1998                                   871,040    734,667          0.20      400,293      0.11
   September 30, 1998                              885,570    771,400          0.21    1,204,096      0.33
   December 31, 1998                               883,192    808,134          0.22   (1,273,797)    (0.35)

   March 31, 1997                                 $877,206    $734,667        $0.20  $(1,163,210)   $(0.31)
   June 30, 1997                                   898,633     753,034         0.21      891,395      0.24
   September 30, 1997                              908,688    789,768          0.21      880,366      0.24
   December 31, 1997                               891,447    844,867          0.23      678,751      0.18



7. Dividend Reinvestment Plan

   The Company maintains a Dividend Reinvestment Plan (the "Plan") in which shareholders may participate. The Plan is offered through Harris Trust Company of California (the "Agent"). Under the Plan, the Agent uses dividends and other cash distributions from the Company to purchase additional shares of Company common stock in the open market for Plan participants. Participants may also make certain cash contributions to the Plan. Further information regarding the Plan may be obtained by writing to the Agent at: Harris Trust Company of California, 311 West Monroe Street (11th Floor), Chicago, IL 60606.

   CURRENT INCOME SHARES, INC.
   INDEPENDENT AUDITOR'S REPORT


To the Board of Directors and Shareholders of Current Income Shares, Inc.:

     We have audited the accompanying statement of assets and liabilities of Current Income Shares, Inc. (the "Company"), including the portfolio of investments in securities, as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets and the selected per share data and ratios for the years ended December 31, 1998 and 1997. These financial statements and selected per share data and ratios are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and selected per share data and ratios based on our audits. The Company's selected per share data and ratios for each of the four years ended December 31, 1996, were audited by other auditors whose report dated January 31, 1997, expressed an unqualified opinion.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and selected per share data and ratios. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and selected per share data and ratios present fairly, in all material respects, the financial position of Current Income Shares, Inc. as of December 31, 1998, the related statement of operations for the year then ended, statement of changes in net assets, and selected per share data and ratios for the years ended December 31, 1998 and 1997 in conformity with generally accepted accounting principles.

   /S/Signature Omitted



Deloitte & Touche LLP

San Francisco, CA
January 29, 1999